EXHIBIT 24

POWER OF ATTORNEY

(Stock Option Agreement)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate of 80,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreement with Paul Oldham.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 15, 2008

/s/ FREDERICK A. BALL
Signature

Frederick A. Ball

POWER OF ATTORNEY

(Stock Option Agreement)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate of 80,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreement with Paul Oldham.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 15, 2008

/s/ EDWARD C. GRADY
Signature

Edward C. Grady

POWER OF ATTORNEY

(Stock Option Agreement)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate of 80,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreement with Paul Oldham.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 15, 2008

/s/ RICHARD J. FAUBERT
Signature

Richard J. Faubert

POWER OF ATTORNEY

(Stock Option Agreement)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate of 80,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreement with Paul Oldham.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 15, 2008

/s/ BARRY L. HARMON
Signature

Barry L. Harmon

POWER OF ATTORNEY

(Stock Option Agreement)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate of 80,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreement with Paul Oldham.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 15, 2008

/s/ W. ARTHUR PORTER
Signature

W. Arthur Porter

POWER OF ATTORNEY

(Stock Option Agreement)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate of 80,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreement with Paul Oldham.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 15, 2008

/s/ GERALD F. TAYLOR
Signature

Gerald F. Taylor

POWER OF ATTORNEY

(Stock Option Agreement)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate of 80,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreement with Paul Oldham.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 15, 2008

/s/ KEITH L. THOMSON
Signature

Keith L. Thomson

POWER OF ATTORNEY

(Stock Option Agreement)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate of 80,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreement with Paul Oldham.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 15, 2008

/s/ JON D. TOMPKINS
Signature

Jon D. Tompkins

POWER OF ATTORNEY

(Stock Option Agreement)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate of 80,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreement with Paul Oldham.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 15, 2008

/s/ ROBERT R. WALKER
Signature

Robert R. Walker